                  FORM OF ELECTION AND LETTER OF TRANSMITTAL
        TO ACCOMPANY CERTIFICATES REPRESENTING SHARES OF COMMON STOCK,
                     PAR VALUE $.001 PER SHARE ("SHARES"),

                                      OF

                   WESTERN NATIONAL CORPORATION ("COMPANY")

when submitted pursuant to an election to receive in respect of each Share (i) $29.75 in cash (the "Cash Consideration") or (ii) the number of shares (the "Stock Consideration") of common stock, par value $.50 per share, of American General Corporation ("American General Common Stock") equal to the ratio (the "Exchange Ratio") determined by dividing $29.75 by the Average AGC Price (as defined in the accompanying Proxy Statement/Prospectus); provided, however, that upon the terms and subject to the conditions set forth in the Merger Agreement, the Cash Consideration and the Stock Consideration are subject to adjustment if the Average AGC Price is equal to or less than $47.00 or equal to or greater than $53.00, in connection with the merger (the "Merger") of a wholly-owned subsidiary of

               AMERICAN GENERAL CORPORATION ("AMERICAN GENERAL")
                           WITH AND INTO THE COMPANY

    By Mail:          By Overnight           By Hand:           By Facsimile:
                        Courier:


  First Chicago       First Chicago        First Chicago        FOR ELIGIBLE
  Trust Company       Trust Company        Trust Company        INSTITUTIONS
   of New York         of New York          of New York             ONLY
   Attention:          Attention:            Tenders &         (201) 222-4720
    Tenders &           Tenders &            Exchanges               or
    Exchanges           Exchanges       c/o The Depository     (201) 222-4721
 P.O. Box 2569,        Suite 4680          Trust Company
   Suite 4660        14 Wall Street,       55 Water Street
 Jersey City, NJ        8th Floor              DTC TAD
   07303-2569         New York, NY       Vietnam Veterans
                          10005           Memorial Plaza
                                            New York, NY
                                                10041

        First Chicago Trust Company of New York is the Exchange Agent.
               FOR INFORMATION CALL TOLL FREE: 1 (800) 524-7072

PLEASE READ THE INSTRUCTIONS IN THIS FORM OF ELECTION AND LETTER OF TRANSMITTAL CAREFULLY BEFORE COMPLETING THIS FORM OF ELECTION AND LETTER OF TRANSMITTAL.

         BOX A: ELECTION(S) AND DESCRIPTION OF COMPANY SHARES ENCLOSED
                   (Attach additional sheets if necessary).
                      See "Election" and Instruction 13.

-----------------------------------------------------------------------
   NAME AND
  ADDRESS OF
  REGISTERED
   HOLDER(S)
 (PLEASE FILL
 IN, IF BLANK,
  EXACTLY AS
    NAME(S)
 APPEAR(S) ON    CERTIFICATE
CERTIFICATE(S))   NUMBER(S)                NUMBER OF SHARES
-----------------------------------------------------------------------
                              CASH ELECTION STOCK ELECTION NON-ELECTION
-----------------------------------------------------------------------
-----------------------------------------------------------------------
-----------------------------------------------------------------------
-----------------------------------------------------------------------
-----------------------------------------------------------------------
-----------------------------------------------------------------------
-----------------------------------------------------------------------
-----------------------------------------------------------------------
-----------------------------------------------------------------------
                  Total
                 Number
                   of Shares
-----------------------------------------------------------------------

    Check this box if this election represents a revocation of any earlier election. [_]
    For the consequences of making a Stock Election, Cash Election or Non-
                     Election, See Instructions 3 and 13.

  5:00 P.M., NEW YORK TIME, ON THE BUSINESS DAY THAT IS TWO TRADING DAYS PRIOR TO THE CLOSING OF THE MERGER (WHICH DATE WILL BE PUBLICLY ANNOUNCED IN A NEWS RELEASE DELIVERED TO THE DOW JONES NEWS SERVICE AS SOON AS PRACTICABLE, BUT IN NO EVENT LESS THAN FIVE TRADING DAYS PRIOR TO THE CLOSING), IS THE ELECTION DEADLINE. BY THE ELECTION DEADLINE, A COMPLETED FORM OF ELECTION AND LETTER OF TRANSMITTAL, TOGETHER WITH YOUR CERTIFICATES OR DELIVERY OF SUCH SHARES BY BOOK-ENTRY TRANSFER TO THE EXCHANGE AGENT'S ACCOUNT AT A BOOK ENTRY TRANSFER FACILITY (AS DEFINED BELOW) (OR CUSTOMARY AFFIDAVITS AND INDEMNIFICATION REGARDING THE LOSS OR DESTRUCTION OF SUCH CERTIFICATES OR AN APPROPRIATE GUARANTEE OF DELIVERY OF SUCH CERTIFICATE(S) BY A COMMERCIAL BANK OR TRUST COMPANY IN THE UNITED STATES OR A MEMBER OF A REGISTERED NATIONAL SECURITIES EXCHANGE OR OF THE NATIONAL ASSOCIATION OF SECURITIES DEALERS, INC. ("ELIGIBLE INSTITUTION")), MUST BE RECEIVED BY THE EXCHANGE AGENT IN ORDER FOR ANY STOCK ELECTION OR CASH ELECTION (AS SUCH TERMS ARE DEFINED BELOW) CONTAINED HEREIN TO BE VALID. ANY FORM OF ELECTION AND LETTER OF TRANSMITTAL RECEIVED BY THE EXCHANGE AGENT AFTER THE ELECTION DEADLINE SHALL BE DEEMED TO INDICATE A NON-ELECTION.

  Nominee record holders, which include a nominee, trustee or any other person that holds Shares in any capacity whatsoever on behalf of another person or entity ("Nominees"), are directed to Instruction 14 hereto and, if submitting more than one election, must complete Box B below. Each record holder submitting more than one election, other than a Nominee record holder submitting more than one election, should indicate such holder's election(s) in Box A above.

 BOX B: TO BE COMPLETED ONLY BY A NOMINEE, TRUSTEE OR ANY OTHER PERSON THAT
       HOLDS SHARES IN ANY CAPACITY WHATSOEVER ON BEHALF OF MORE THAN ONE PERSON OR ENTITY.

 If this Box B is completed, the undersigned, acting for itself and as nominee, trustee or in another representative capacity on behalf of another person or entity, hereby submits the following elections and attaches certificates for all Shares held of record by the undersigned (attach additional sheets if necessary, numbering each additional election with consecutive numbers starting with "8").

-------------------------------------------------------------------------------

                                                   NUMBER OF SHARES
                                              --------------------------
                TOTAL NUMBER OF
  NUMBER OF         SHARES        CERTIFICATE   CASH    STOCK     NON-
   ELECTION   SUBJECT TO ELECTION  NUMBER(S)  ELECTION ELECTION ELECTION
------------------------------------------------------------------------
      1
------------------------------------------------------------------------
      2
------------------------------------------------------------------------
      3
------------------------------------------------------------------------
      4
------------------------------------------------------------------------
      5
------------------------------------------------------------------------
      6
------------------------------------------------------------------------
      7


                        DELIVERY BY BOOK-ENTRY TRANSFER
                              SEE INSTRUCTION 1.

 [_] Check here if Shares are being delivered by book-entry transfer to the Exchange Agent's account on one of the book-entry transfer facilities (each a "Book-Entry Transfer Facility") and complete the following:

  Check the Box of the applicable Book-Entry Transfer Facility:

 [_] The Depository Trust Company
 [_] Philadelphia Depository Trust Company

  Account Number:
                  ------------------

                             GUARANTEE OF DELIVERY

   If certificates for Shares are not available prior to the Election Deadline, the following Guarantee may be completed by an Eligible Institution and the election made herein will be valid if such certificates, together with a completed Election Form and Letter of Transmittal, are in fact delivered to the Exchange Agent within three trading days after the date of execution hereof.


                             GUARANTEE OF DELIVERY

                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

   The undersigned, a member firm of a registered national securities exchange or of the National Association of Securities Dealers, Inc. or a commercial bank or trust company having an office or a correspondent in the United States, hereby guarantees that, within three New York Stock Exchange trading days from the date of this Form of Election and Letter of Transmittal, certificates representing the Shares covered hereby in proper form for transfer and any required documents, together with a completed Form of Election and Letter of Transmittal, will be deposited by the undersigned with the Exchange Agent. IF YOU COMPLETE THIS GUARANTEE OF DELIVERY, YOU WILL NEED A SIGNATURE GUARANTEE BY AN ELIGIBLE INSTITUTION. SEE INSTRUCTION 5.

   The undersigned acknowledges that it must deliver the Shares covered hereby to the Exchange Agent within the time period set forth above and that failure to do so could result in financial loss to the undersigned.


 Dated: ______________________________  _____________________________________
                                                (Firm--Please Print)


 Number of Shares: ___________________  _____________________________________
                                               (Authorized Signature)

 Check applicable box if Shares will
 be delivered by book-entry transfer:


                                        _____________________________________
 [_] The Depository Trust Company


                                        _____________________________________
 [_] Philadelphia Depository Trust                    (Address)
 Company


 Account Number: _____________________  _____________________________________
                                          (Area Code and Telephone Number)

                      NOTICE OF DELIVERY UNDER GUARANTEE
 (TO BE COMPLETED UPON DELIVERY OF SHARES PURSUANT TO A GUARANTEE OF DELIVERY)

Name(s) of Registered Holder(s): ______________________________________________

Window Ticket No. _____________________________________________________________

Date of Execution of Guarantee of Delivery: ___________________________________

Name of Institution which provided Guarantee of Delivery: _____________________

If delivered by book-entry transfer (assuming such procedure is available), check box of applicable Book-Entry Transfer Facility:

[_] The Depository Trust Company

[_] Philadelphia Depository Trust Company

Account Number: __________________ Transaction Code Number: ___________________

  In the event a Form of Election and Letter of Transmittal is delivered to the Exchange Agent on behalf of a record holder of Shares prior to the Election Deadline and not revoked prior to such deadline, or if a Form of Election and Letter of Transmittal is delivered to the Exchange Agent after the Election Deadline, the Company or American General, as the case may be, will deem such delivery a revocation of any objections to the Merger previously filed with the Company for purposes of exercising dissenter's rights and a waiver of any future rights to such exercise.

  Information as to the federal income tax consequences of receiving Stock Consideration or Cash Consideration in exchange for your Shares is set forth under the caption "SPECIAL FACTORS--Certain Federal Income Tax Consequences of the Merger" in the Proxy Statement/Prospectus furnished to you concurrently herewith. You are urged, in addition, to consult with your tax advisor.

  IF YOUR CERTIFICATE(S) HAS (HAVE) BEEN LOST, STOLEN OR DESTROYED AND YOU REQUIRE ASSISTANCE IN REPLACING IT (THEM), SEE INSTRUCTION 12 BELOW. YOU CANNOT SUBMIT AN EFFECTIVE FORM OF ELECTION AND LETTER OF TRANSMITTAL WITHOUT ATTACHING YOUR CERTIFICATES TO THIS FORM OF ELECTION AND LETTER OF TRANSMITTAL OR COMPLYING WITH THE GUARANTEE OR BOOK-ENTRY TRANSFER PROVISIONS OR AS SET FORTH IN INSTRUCTION 12; THEREFORE, IF YOU WISH TO MAKE AN EFFECTIVE ELECTION, IT IS CRITICAL THAT YOU ACT IMMEDIATELY.

TO FIRST CHICAGO TRUST COMPANY OF NEW YORK:

  In connection with the Merger, and pursuant to an Agreement and Plan of Merger, dated as of September 11, 1997 and amended as of January 15, 1998 (the "Merger Agreement"), among American General, Astro Acquisition Corp., a wholly-owned subsidiary of American General ("Merger Sub"), and the Company, the undersigned hereby makes the election or elections set forth herein and surrenders to First Chicago Trust Company of New York for cancellation, as exchange agent (the "Exchange Agent"), certificates representing all of the undersigned's Shares (each such certificate, a "Certificate") listed in Box A (or, if held by a nominee, trustee or other representative making multiple elections, in Box B) above in exchange for either (i) the right to receive an amount in cash equal to the product of (A) the Cash Consideration and (B) the number of Shares represented by the Certificate(s) surrendered herewith with respect to which the undersigned has elected to receive cash (such election, a "Cash Election"), (ii) the right to receive the number of shares of American General Common Stock equal to the product of (A) the Stock Consideration and
(B) the number of Shares represented by the Certificate(s) surrendered herewith with respect to which the undersigned has elected to receive American General Common Stock (such election , a "Stock Election"), or (iii) the right to make a non-election (a "Non-Election"), in which case the undersigned will receive the Merger Consideration determined pursuant to the allocation procedures described in the accompanying Proxy Statement/Prospectus with respect to the Merger (including all documents incorporated therein, and as it may be amended from time to time, the "Proxy Statement/Prospectus"). It is understood that the Cash Consideration and Stock Consideration are subject to adjustment if the Average AGC Price is equal to or less than $47.00 or equal to or greater than $53.00 (as described below) and that any Cash Election or Stock Election is subject to the allocation procedures set forth in the Merger Agreement and described in the accompanying Proxy Statement/Prospectus. See "THE PROPOSED MERGER--Conversion of Shares," "--Procedures for Stockholder Elections" and "--Allocation Rules" in the accompanying Proxy Statement/Prospectus. In addition, it is understood that the Exchange Agent will pay cash in lieu of any fractional shares of American General Common Stock otherwise issuable in connection with the Merger as specified herein. Except as expressly provided herein, capitalized terms shall have the meanings ascribed to them in the accompanying Proxy Statement/Prospectus.

  If the Average AGC Price is $47.00 or less (subject to the Company's termination right and American General's rights, each as described below and in the accompanying Proxy Statement/Prospectus), (A) the Cash Consideration will be adjusted to an amount equal to the sum of (aa) the product of .3165 multiplied by such Average AGC Price, plus (bb) $14.875, and (B) the Exchange Ratio will be adjusted to equal the sum of (aa) .3165 plus (bb) the ratio of $14.875 to such Average AGC Price. If the Average AGC Price is equal to or greater than $53.00 and less than $60.00, (A) the Cash Consideration will be adjusted to an amount equal to the sum of (aa) the product of .2807 multiplied by such Average AGC Price, plus (bb) the ratio of $14.875, and (B) the Exchange Ratio will be adjusted to equal the sum of (aa) .2807 plus (bb) the ratio of $14.875 to such Average AGC Price. If the average AGC Price is less than $40.00, then the Company has the right to terminate the Merger Agreement by giving written notice to American General. Upon receiving such notice, American General will have the right to increase the aggregate Merger Consideration such that the Cash Consideration will be $27.53 and the Exchange Ratio will equal the ratio of $27.53 to such Average AGC Price, whereupon no termination of the Merger or the Merger Agreement will be deemed to have occurred. If the Average AGC Price is equal to or greater than $60.00, the Cash Consideration will be $31.71 per share of Company Common Stock and the Conversion Ratio will equal the ratio of $31.71 to such Average AGC Price. The "Exchange Ratio is determined by dividing $29.75 by the average or the per share high and low sales prices, regular way (rounded to four decimal points, the "Average AGC Price") of American General Common Stock as reported on the New York Stock Exchange, Inc., composite transaction reporting system (as reported in the New York City edition of The Wall Street Journal or, if not reported thereby, another authoritative source) for the ten trading days ending on (and including) the fifth trading day prior to the Closing.

  The undersigned understands that the elections referred to above are subject to certain terms, conditions and limitations that are set forth in the Merger Agreement, the Instructions below and the accompanying Proxy Statement/Prospectus. The Merger Agreement is included as Annex A to the Proxy Statement/Prospectus. Extra copies of this Form of Election and Letter of Transmittal and the Proxy Statement/Prospectus may be requested from the Exchange Agent, at the addresses or phone number shown above. The filing of this Form of Election and Letter of Transmittal with the Exchange Agent is acknowledgment of the receipt of the Proxy Statement/Prospectus. The undersigned understands and acknowledges that all questions as to the validity, form and eligibility of any Election and surrender of the Shares hereunder shall be reasonably determined by the Exchange Agent, and such determination shall be final and binding.

  The undersigned hereby represents and warrants that the undersigned is, as of the date hereof, and will be as of the effective time of the Merger (the "Effective Time"), the registered holder of the Shares represented by the Certificate(s) surrendered herewith, with good title to the above-described Shares and full power and authority to sell, assign and transfer such Shares, free and clear of all liens, claims and encumbrances, and not subject to any adverse claims. The undersigned will, upon request, execute any additional documents necessary or desirable to complete the surrender and exchange of such Shares. The undersigned hereby irrevocably appoints the Exchange Agent, as agent of the undersigned, to effect the exchange pursuant to the Merger Agreement and the Instructions hereto. All authority conferred or agreed to be conferred in the Form of Election and Letter of Transmittal shall be binding upon the successors, assigns, heirs, executors, administrators and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned.

  The undersigned authorizes and instructs you, as Exchange Agent, to deliver Certificates and receive on behalf of the undersigned, in exchange for Shares represented thereby, any check for cash or any certificate for shares of American General Common Stock issuable in the Merger pursuant to the Merger Agreement. If the Certificate(s) is (are) not delivered herewith or by book-entry transfer, there is furnished herewith (i) a guarantee of delivery of such Certificate(s) from a member of a registered national securities exchange, a member of the National Association of Securities Dealers, Inc. or a commercial bank or trust company having an office in the United States in accordance with Instruction 5 or (ii) an affidavit and indemnification regarding the loss, theft or destruction of such Certificate(s) reasonably acceptable to American General in accordance with Instruction 12.

                                   ELECTION

  The appropriate election(s) must be made in Box A (or, if a nominee, trustee or other representative making multiple elections, Box B) above in order to make a Stock Election, a Cash Election or Non-Election (each as defined above) with respect to each Share represented by the Certificate(s) surrendered herewith.

  Because of certain limitations on the amount of Cash Consideration and Stock Consideration to be issued in the Merger, there can be no assurance that each Company stockholder will receive the form of consideration that such stockholder elects. If the elections result in an oversubscription of either the Stock Consideration or the Cash Consideration, the procedures for allocating cash and shares of American General Common Stock set forth in the Merger Agreement and described in the Proxy Statement/Prospectus will be followed by the Exchange Agent. See "THE PROPOSED MERGER--Allocation Rules" in the Proxy Statement/Prospectus and Instruction 3 hereto. ALL DECISIONS BY THE EXCHANGE AGENT WITH RESPECT TO SUCH PROCESS SHALL BE FINAL AND BINDING.

  ALL COMPANY STOCKHOLDERS WISHING TO MAKE A STOCK ELECTION OR A CASH ELECTION MUST ENSURE THAT THE EXCHANGE AGENT RECEIVES A PROPERLY COMPLETED FORM OF ELECTION AND LETTER OF TRANSMITTAL PRIOR TO THE ELECTION DEADLINE. ALL SHAREHOLDERS SUBMITTING ELECTION FORMS AND LETTERS OF TRANSMITTAL AFTER SUCH TIME WILL BE DEEMED TO HAVE MADE A NON-ELECTION REGARDLESS OF THE ELECTION SPECIFIED ON SUCH FORM. COMPANY STOCKHOLDERS WISHING TO MAKE A NON-ELECTION ARE NOT REQUIRED TO SUBMIT THIS FORM OF ELECTION AND LETTER OF TRANSMITTAL PRIOR TO THE ELECTION DEADLINE OR PRIOR TO THE EFFECTIVE TIME BUT SUCH HOLDER'S CERTIFICATES MUST BE SURRENDERED IN ORDER TO RECEIVE THE MERGER CONSIDERATION.

  THE EXCHANGE AGENT RESERVES THE RIGHT TO DEEM THAT YOU HAVE CHECKED THE "NON-ELECTION" BOX IF:

  A. NO ELECTION CHOICE IS INDICATED IN BOX A (OR, IF A NOMINEE, TRUSTEE OR OTHER REPRESENTATIVE MAKING MULTIPLE ELECTIONS, BOX B) ABOVE;

  B. YOU FAIL TO FOLLOW THE INSTRUCTIONS ON THIS FORM OF ELECTION AND LETTER OF TRANSMITTAL (INCLUDING SUBMISSION OF YOUR CERTIFICATES) OR OTHERWISE FAIL TO PROPERLY MAKE AN ELECTION; OR

  C. A COMPLETED FORM OF ELECTION AND LETTER OF TRANSMITTAL (INCLUDING SUBMISSION OF YOUR CERTIFICATES) IS NOT ACTUALLY RECEIVED BY THE ELECTION DEADLINE (OR IN ACCORDANCE WITH THE GUARANTEE PROVISIONS FOR LATE DELIVERY OF CERTIFICATES).

  In order to receive the Merger Consideration, this Form of Election and Letter of Transmittal must be (i) completed and signed in the space provided below and on the Substitute Form W-9 and (ii) mailed or delivered with your Certificate(s) to the Exchange Agent at either of the addresses set forth above. In order to properly make a Stock Election or Cash Election, these actions must be taken in a timely fashion such that the Form of Election and Letter of Transmittal is received by the Exchange Agent prior to the Election Deadline.

  The method of delivery of the Certificates and all other required documents is at the election and risk of the stockholder; however, if the Certificates are sent by mail, it is recommended that they be sent by registered mail, appropriately insured, with return receipt requested.

  Unless otherwise indicated below under "Special Issuance and Payment Instructions," in exchange for the enclosed Certificates, the undersigned requests issuance of the Merger Consideration to the undersigned. Similarly, unless otherwise indicated below under "Special Delivery Instructions," the undersigned requests that the Merger Consideration be mailed to the undersigned at the address shown above. In the event that both the "Special Delivery Instructions" and the "Special Issuance and Payment Instructions" are completed, please issue the Merger Consideration in the name of, and mail the Merger Consideration to, the person or entity so indicated at the address so indicated. Appropriate signature guarantees have been included with respect to Shares for which Special Issuance, Payment Instructions or Special Delivery Instructions have been given.

  CONSUMMATION OF THE MERGER IS SUBJECT TO THE SATISFACTION OF CERTAIN CONDITIONS. NO PAYMENTS RELATED TO ANY SURRENDERED CERTIFICATES WILL BE MADE PRIOR TO THE EFFECTIVE TIME.

  In the event that the Merger Agreement is terminated, the Exchange Agent will promptly return Certificates previously submitted with Forms of Election and Letters of Transmittal. In such event, Shares held through The Depository Trust Company are expected to be available for sale or transfer promptly following such termination; however, Certificates representing Shares held of record directly by the beneficial owners of such Shares will be returned as promptly as practicable by first class, insured mail.

                         SPECIAL ISSUANCE AND PAYMENT
                                 INSTRUCTIONS
                   (SEE INSTRUCTIONS 1, 4, 5, 9, 10 AND 11)

 To be completed ONLY if the certificate representing the Stock Consideration and/or the check representing the Cash Consideration or cash in lieu of fractional shares, as the case may be, is to be issued in the name of someone other than the undersigned. NOTE: THE PERSON NAMED IN THESE SPECIAL ISSUANCE AND PAYMENT INSTRUCTIONS MUST BE THE PERSON WHO COMPLETES THE SUBSTITUTE FORM W-9.

 Issue the certificate representing the Stock Consideration and/or the check representing the Cash Consideration or cash in lieu of fractional shares to:

 Name:
       -----------------------------------------------------------------------
                                (Please Print)
 Address:
          --------------------------------------------------------------------

 -----------------------------------------------------------------------------

 -----------------------------------------------------------------------------
                              (Include Zip Code)

 -----------------------------------------------------------------------------
               (Taxpayer Identification or Social Security No.)

 If you complete this box, you will need a signature guarantee by an eligible institution. See Instruction 5.

                         SPECIAL DELIVERY INSTRUCTIONS
                       (SEE INSTRUCTIONS 1, 4, 5 AND 10)

 To be completed ONLY if the certificate representing the Stock Consideration and/or the check representing the Cash Consideration or cash in lieu of fractional shares, as the case may be, is to be sent to someone other than the undersigned or to the undersigned at an address other than that shown above.

 Mail the certificate representing the Stock Consideration and/or the check representing the Cash Consideration or cash in lieu of fractional shares to:


 Name:
       -----------------------------------------------------------------------
                                (Please Print)
 Address:
          --------------------------------------------------------------------

 -----------------------------------------------------------------------------

 -----------------------------------------------------------------------------
                              (Include Zip Code)

 -----------------------------------------------------------------------------

 Check this box if this is a permanent change of address. [_]
 If you complete this box, you will need a signature guarantee by an eligible institution. See Instruction 5.

  The undersigned represents and warrants that the undersigned has full power and authority to transfer the Shares surrendered hereby and that the transferee will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim when the Shares are accepted for exchange by the Exchange Agent. The undersigned will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or American General to be necessary and desirable to complete the transfer of the Shares surrendered hereby.

Date:
      ---------------------------

                               PLEASE SIGN HERE

Signature:
           --------------------------------------------------------------------
Signature:
           --------------------------------------------------------------------

Must be signed by registered holder(s) as name(s) appear(s) on stock certificate(s). If signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, the capacity of the person signing should be indicated. (See Instruction 8 hereto).

Dated:
       --------------------------
Name(s):
         ----------------------------------------------------------------------
                                (Please Print)

Capacity:
          ---------------------------------------------------------------------

Daytime Area Code and
Telephone Number:
                  -------------------------------------------------------------

  THE EXCHANGE AGENT HAS BEEN INSTRUCTED NOT TO MAKE ANY EXCHANGE OF YOUR SHARES UNTIL THIS FORM OF ELECTION AND LETTER OF TRANSMITTAL HAS BEEN EXECUTED AND DELIVERED TO THE EXCHANGE AGENT TOGETHER WITH YOUR STOCK CERTIFICATES.

                              SIGNATURE GUARANTEE
              (REQUIRED ONLY IN CASE SPECIFIED IN INSTRUCTION 5)

The undersigned hereby guarantees the signature(s) which appear(s) on this Form of Election and Letter of Transmittal.

Dated:
       --------------------------

-------------------------------------------------------------------------------
               (Name of Eligible Institution Issuing Guarantee)
                                (Please Print)

-------------------------------------------------------------------------------
                         (Affix Medallion Stamp Above)

                                 INSTRUCTIONS

  This Form of Election and Letter of Transmittal is to be completed and submitted to the Exchange Agent prior to the Election Deadline by those Company stockholders desiring to make a Stock Election or Cash Election. All Company stockholders, including those making a Non-Election, must surrender their Certificates to the Exchange Agent in order to receive the Merger Consideration. Until a record holder's Certificates are received by the Exchange Agent at one of the addresses set forth above, together with such documents as the Exchange Agent may require, and until the same are processed for exchange by the Exchange Agent, such holders will not receive any certificates representing the Stock Consideration and/or the check representing the Cash Consideration or cash in lieu of fractional shares (if any) in exchange for their Certificates. No interest will accrue on the Merger Consideration. If your Certificate(s) is (are) lost, stolen or destroyed, please refer to Instruction 12 below.

  A HOLDER OF SHARES MUST MAKE THE APPROPRIATE ELECTION(S) IN BOX A (OR, IF A NOMINEE, TRUSTEE OR OTHER REPRESENTATIVE MAKING MULTIPLE ELECTIONS, BOX B) ABOVE TO MAKE AN EFFECTIVE STOCK ELECTION OR CASH ELECTION.

  Your election is subject to certain terms, conditions and limitations that have been set out in the Merger Agreement and the Proxy Statement/Prospectus. The Merger Agreement is included as Annex A to the Proxy Statement/Prospectus. Extra copies of the Proxy Statement/Prospectus may be requested from the Exchange Agent at the addresses or phone number shown above. The filing of this Form of Election and Letter of Transmittal with the Exchange Agent is acknowledgment of the receipt of the Proxy Statement/Prospectus.

  1. Election Deadline. For any Stock Election or Cash Election contained herein to be considered, this Form of Election and Letter of Transmittal, properly completed, and the related Certificates must be received by the Exchange Agent at one of the addresses shown above on this Form of Election and Letter of Transmittal no later than 5:00 p.m. on the Election Deadline. The Election Deadline will be announced in a news release delivered to the Dow Jones News Service as soon as practicable, but in no event less than five trading days prior to the Closing.

  Holders whose stock certificate(s) is (are) not immediately available or holders who cannot complete the procedure for delivery by book-entry transfer on a timely basis may deliver the Shares and may also make an effective Election by (a) completing Box A or B herein, having the Box entitled "Guarantee of Delivery" herein properly completed and duly executed with any required signature guarantees (or, in the case of a book-entry transfer, an Agent's Message) and delivering such documents to the Exchange Agent prior to the Election Deadline; and (b) delivering their Certificates, in proper form for transfer, or a confirmation of a book-entry transfer of such Shares, if such procedure is available, into the Exchange Agent's account at one of the Book-Entry Transfer Facilities within three New York Stock Exchange trading days after the date of execution hereof. In addition, at the time the Certificate(s) (or the Shares pursuant to a book-entry transfer) are delivered pursuant to the Guarantee of Delivery, the guarantor must submit to the Exchange Agent another Form of Election and Letter of Transmittal with only the section entitled "Notice of Delivery Under Guarantee" properly completed (or must otherwise provide such information to the Exchange Agent). If the guarantor fails to deliver the Certificate(s) (or the Shares by book-entry transfer) in accordance with the guaranteed delivery procedures contained herein, without limitation of any other recourse, any purported Election with respect to the Shares subject to such guarantee will be void. The term "Agent's Message" means a message, transmitted by a Book-Entry Transfer Facility to, and received by, the Exchange Agent and forming a part of a book-entry confirmation, which states that such Book-Entry Transfer Facility has received an express acknowledgement from the participant in such Book-Entry Transfer Facility delivering the Shares, that such participant has received and agrees to be bound by the terms of this Form of Election and Letter of Transmittal and that American General may enforce such agreement against the participant.

  2. Revocation or Amendment of Form of Election and Letter of Transmittal. An election may be revoked or amended, but only by written notice received by the Exchange Agent prior to the Election Deadline. Any Certificate(s) representing Shares that have been submitted to the Exchange Agent in connection with an election shall be returned without charge to the holder thereof in the event such election is revoked as aforesaid and such holder requests in writing the return of such Certificate(s). Upon any such revocation, unless a duly completed Form of Election and Letter of Transmittal is thereafter submitted in accordance with the procedures set forth in the Proxy Statement/Prospectus, such Shares shall be Non-Election Shares, as described therein.

  3. Election Procedures/Allocation. As set forth in the Proxy Statement/Prospectus the number of shares of Company Common Stock to be converted into the right to receive Cash Consideration in the Merger, and the number of shares of Company Common Stock to be converted into the right to receive Stock Consideration in the Merger, shall in each case be equal to fifty percent (50%) of (i) the total number of shares of Company Common Stock issued and outstanding immediately prior to the Effective Time of the Merger less (ii) the number of Excluded Shares. BECAUSE OF THE LIMITATIONS ON THE NUMBER OF SHARES OF COMPANY COMMON STOCK TO BE CONVERTED INTO THE RIGHT TO RECEIVE CASH CONSIDERATION AND STOCK CONSIDERATION UNDER THE ELECTION AND ALLOCATION PROCEDURES DESCRIBED HEREIN, NO ASSURANCE CAN BE GIVEN THAT HOLDERS OF COMPANY COMMON STOCK WILL RECEIVE THEIR REQUESTED FORM OF MERGER CONSIDERATION.

  Shares of Company Common Stock in respect of which a Non-Election is made (including shares in respect of which such an election is deemed to have been made), shall, as nearly as possible, be deemed (A) shares in respect of which Stock Elections have been made in an amount equal to fifty percent (50%) of the total number of such shares and (B) shares in respect of which Cash Elections have been made in an amount equal to fifty percent (50%) of the total number of such shares.

  4. No Fractional Interests. No certificate representing fractional shares of American General Common Stock will be issued. The Exchange Agent will remit cash without interest in lieu of such fractional shares. No Company stockholder shall be entitled to dividends, voting rights or any other rights in respect of any fractional share.

  5. Guarantee of Signatures. Signatures on this Form of Election and Letter of Transmittal need not be guaranteed unless the "Special Issuance and Payment Instructions" or "Special Delivery Instructions" box or the "Guarantee of Delivery" section has been completed. In such event, signatures on this Form of Election and Letter of Transmittal (unless delivery of such Shares is made by book-entry transfer) must be guaranteed by an eligible guarantor institution pursuant to Rule 17Ad-15 promulgated under the Securities Exchange Act of 1934 (generally a member firm of the New York Stock Exchange or any bank or trust company which is a member of the Medallion Program). Public notaries cannot execute acceptable guarantees of signatures.

  6. Delivery of Form of Election and Letter of Transmittal and
Certificates. This Form of Election and Letter of Transmittal, properly completed and duly executed, together with the Certificate(s) representing the Shares, should be delivered to the Exchange Agent at one of the addresses set forth above. The method of delivery of the Certificates and all other required documents is at the election and risk of the record holder of such Shares; however, if such Certificates are sent by mail, it is recommended that they be sent by registered mail, appropriately insured, with return receipt requested.

  7. Inadequate Space. If the space provided herein is inadequate, the Certificate numbers and the numbers of Shares represented thereby should be listed on additional sheets and attached hereto.

  8. Signatures on Election Form, Stock Powers and Endorsements.

    (a) All signatures must correspond exactly with the name written on the face of the Certificate(s) without alteration, variation or any change whatsoever.

    (b) If the Certificate(s) surrendered is (are) held of record by two or more joint owners, all such owners must sign this Form of Election and Letter of Transmittal.

    (c) If any surrendered Shares are registered in different names on several Certificates, it will be necessary to complete, sign and submit as many separate Forms of Election and Letters of Transmittal as there are different registrations of Certificates.

    (d) If this Form of Election and Letter of Transmittal is signed by a person(s) other than the record holder(s) of the Certificates listed (other than as set forth in paragraph (e) below), such Certificates must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the record holder(s) appears on such Certificate.

    (e) If this Form of Election and Letter of Transmittal is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity and such person is not the record holder of the accompanying Certificates, he or she must indicate the capacity when signing and must submit proper evidence of his or her authority to act.

  9. Stock Transfer Taxes. In the event that any transfer or other taxes become payable by reason of the issuance of the Merger Consideration in any name other than that of the Company stockholder, such transferee or assignee must pay such tax to the Exchange Agent or must establish to the satisfaction of the Exchange Agent that such tax has been paid.

  10. Special Issuance and Payment and Delivery Instructions. Indicate the name and/or address of the person(s) to whom the Stock Consideration and/or the check representing the Cash Consideration or cash in lieu of fractional shares (if any) is to be issued and/or sent, if different from the name and/or address of the person(s) signing this Form of Election and Letter of Transmittal.

  11. Withholding. Each surrendering Company stockholder is required to provide the Exchange Agent with such holder's correct Taxpayer Identification Number ("TIN") on the Substitute Form W-9 and to certify whether such holder is subject to backup withholding. The TIN that must be provided is that of the Company stockholder with respect to the Certificate(s) surrendered herewith or of the last transferee appearing on the transfers attached to or endorsed on such Certificate(s) (or, if a check is made payable to another person as provided in the box above entitled "Special Issuance and Payment Instructions," then the TIN of such person). Failure to provide the information on the Substitute Form W-9 may subject the surrendering stockholder to 31% federal income tax withholding on payments made to such surrendering holder with respect to the Shares and on future dividends paid by American General. A Company stockholder must cross out item (2) in the certification box of Substitute Form W-9 if such holder has been notified by the Internal Revenue Service ("IRS") that such holder is currently subject to backup withholding. The box in Part 3 of the Substitute Form W-9 should be checked if the surrendering stockholder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 3 is checked and the Exchange Agent is not provided with a TIN within 60 days thereafter, American General will withhold 31% of all such payments and dividends until a TIN is provided to the Exchange Agent. Foreign investors should consult their tax advisors regarding the need to complete IRS Form W-8 and any other forms that may be required.

  12. Lost, Stolen, or Destroyed Certificates. You cannot submit an effective Form of Election and Letter of Transmittal without attaching your Certificates to this Form of Election and Letter of Transmittal. If your Certificate(s) has
(have) been lost, stolen or destroyed prior to the Effective Time, you are urged to call Citibank, N.A. as the transfer agent ("Transfer Agent") for the Company at 1 (800) 422-2077 (toll free). You will then be instructed as to the steps that must be taken in order to replace the Certificate(s). ANY STOCKHOLDER OF THE COMPANY WHOSE CERTIFICATE(S) HAVE BEEN LOST, STOLEN OR DESTROYED SHOULD ALLOW SUFFICIENT TIME TO REPLACE SUCH CERTIFICATE(S) AND ARE URGED TO CONTACT THE TRANSFER AGENT AS PROMPTLY AS PRACTICABLE AFTER RECEIVING THIS FORM OF ELECTION AND LETTER OF TRANSMITTAL. Following the Effective Time, if any of your Certificate(s) have been lost, stolen or destroyed, you should promptly notify the Exchange Agent at the address and phone number shown on the first page of this Form of Election and Letter of Transmittal.

  13. Elections, Certificates and Share Allocations. Each Company stockholder is entitled to make a Stock Election and/or a Cash Election, provided the Form of Election and Letter of Transmittal for any holder making such election(s) is properly completed and received by the Exchange Agent prior to the Election Deadline. All Company stockholders must complete Box A (or, if a nominee, trustee or other representative making more than one election, Box B) in order to receive the desired Merger Consideration. To properly complete Box A (or, if a nominee, trustee or other representative making more than one election, Box B), the number of each Certificate surrendered herewith must be written in the column under the heading "Certificate Number," and the number of Shares represented by each Certificate surrendered herewith in connection with a specific election should be written in the appropriate column under the heading "Number of Shares" beside each Certificate number. Stockholders wishing to make more than one election may do so on one Form of Election and Letter of Transmittal by specifying under the appropriate heading the number of Shares for which a Stock Election, Cash Election or Non-Election is desired, including multiple elections with respect to Shares represented by a single Certificate. All stockholders, including those making a Non-Election, must surrender their Certificates (or deliver Shares by book-entry transfer) to the Exchange Agent in order to receive the Merger Consideration. Company stockholders should see "Important Tax Information" below for important tax consequences of various elections.

  14. Holders Who are Nominees, Trustees or Other Representatives. Each holder of record is entitled to make an election and submit a Form of Election and Letter of Transmittal covering all Shares actually held of record by such holder. Nominee record holders, which include nominees, trustees or any other person that holds Shares in any capacity whatsoever on behalf of more than one person or entity, are entitled to make an election for such nominee record holders as well as an election on behalf of each beneficial owner of Shares held through such nominee record holders, but such elections must be made on one Form of Election and Letter of Transmittal. Beneficial owners who are not record holders are not entitled to submit Forms of Election and Letters of Transmittal. Persons submitting a Form of Election and Letter of Transmittal on behalf of a registered shareholder as trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or acting in another fiduciary or representative capacity should refer to Instruction 8 above.

  15. Miscellaneous. Neither American General nor the Exchange Agent is under any duty to give notification of defects in any Form of Election and Letter of Transmittal. American General and the Exchange Agent shall not incur any liability for failure to give such notification, and each of American General and the Exchange Agent has the absolute right to reject any and all Forms of Election and Letters of Transmittal not in proper form or to waive any irregularities in any Form of Election and Letter of Transmittal.

  16. Information and Additional Copies. Information and additional copies of this Form of Election and Letter of Transmittal may be obtained by telephoning the Exchange Agent toll-free 1 (800) 438-0057.

                           IMPORTANT TAX INFORMATION

  Withholding. Under the federal income tax law, the Exchange Agent is required to file a report with the IRS disclosing any payments of cash being made to each holder of Certificates pursuant to the Merger Agreement and to impose 31% backup withholding if required. If the correct certifications on Substitute Form W-9 are not provided, a $50 penalty may be imposed by the IRS and payments made for Shares may be subject to backup withholding of 31%. Withholding is also required if the IRS notifies the recipient that they are subject to backup withholding as a result of a failure to report interest and dividends.

  In order to avoid backup withholding of federal income tax resulting from a failure to provide a correct certification, a United States ("U.S.") citizen or resident or other U.S. entity must, unless an exemption applies, provide the Exchange Agent with his or her correct TIN on Substitute Form W-9 as set forth on this Form of Election and Letter of Transmittal. Such person must certify under penalties of perjury that such number is correct and that such holder is not otherwise subject to backup withholding. The TIN that must be provided is that of the registered holder of the Certificate(s) or of the last transferee appearing on the transfers attached to or endorsed on the Certificate(s) (or, if a check is made payable to another person as provided in the box entitled "Special Issuance and Payment Instructions," then the TIN of such person). Foreign investors should consult their tax advisors regarding the need to complete IRS Form W-8 and any other forms that may be required.

  Backup withholding is not an additional federal income tax. Rather, the federal income tax liability of a person subject to backup withholding will be reduced by the amount of tax withheld. If backup withholding results in an overpayment of taxes, a refund may be obtained from the IRS.

  Please read the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional important information on how to complete the Substitute Form W-9.

  Elections. As set forth in the Proxy Statement/Prospectus, the receipt of the Merger Consideration for Shares will be a taxable transaction for U.S. federal income tax purposes and may be a taxable transaction for foreign, state and local income tax purposes as well. A Western National stockholder will generally recognize gain or loss equal to the difference between (i) the amount of cash, and, in the case of Western National stockholders receiving Stock Consideration, the fair market value of American General Common Stock, that the stockholder receives as a result of the Merger and (ii) the stockholder's adjusted tax basis in the shares of Company Common Stock that the stockholder exchanges in the Merger. The Company will not recognize any gain or loss as a result of the Merger for U.S. federal income tax purposes.

  The foregoing is a summary of the anticipated federal income tax consequences under the Code and is for general information only. It does not include consequences of state, local or other tax laws or special consequences to particular stockholders having special situations. Company stockholders should consult their own tax advisors regarding specific tax consequences of the Merger to them.

                  TO BE COMPLETED BY ALL COMPANY STOCKHOLDERS
                             (SEE INSTRUCTION 11)
                   PAYER'S NAME: FIRST CHICAGO TRUST COMPANY

 SUBSTITUTE          PART 1--PLEASE PROVIDE YOUR TIN
 FORM W-9            IN THE BOX AT RIGHT AND CERTIFY
                     BY SIGNING AND DATING BELOW

                                                             -----------------
                                                              SOCIAL SECURITY
                                                                   NUMBER

 DEPARTMENT OF                                           OR
 THE TREASURY
 INTERNAL
 REVENUE SERVICE

                                                             -----------------
                                                                  EMPLOYER
                                                               IDENTIFICATION
                                                                   NUMBER

 PAYER'S REQUEST
 FOR TAXPAYER
 IDENTIFICATION
 NUMBER ("TIN")

                     ----------------------------------------------------------
                     PART 2--CERTIFICATION--Under
                     penalties of perjury, I certify
                     that:


                     (1) The number shown on this form is    PART 3--
                         my correct Taxpayer Identification
                         Number (or I am waiting for a num-
                         ber to be issued for me), and

                                                             Awaiting TIN [_]
                     (2) I am not subject to backup with-
                         holding because: (a) I am
                         exempt from backup withholding,
                         (b) I have not been notified
                         by the Internal Revenue Service
                         ("IRS") that I am subject to
                         backup withholding as a result of
                         a failure to report all interest
                         or dividends, or (c) the IRS has
                         notified me that I am no longer
                         subject to backup withholding.
                     ----------------------------------------------------------
                     Certification Instructions--You must cross out item (2) in Part 2 above if you have been notified by the IRS that you are subject to backup withholding because of under-reporting interest or dividends on your last return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS stating that you are no longer subject to backup withholding, do not cross out item (2).

                     SIGNATURE ____________________ DATE ____________________


  NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE MERGER. PLEASE REVIEW THE ENCLOSED "GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9" FOR ADDITIONAL DETAILS.

         YOU MUST COMPLETE THE FOLLOWING CERTIFICATION IF YOU CHECKED
                 THE BOX IN PART 3 OF THE SUBSTITUTE FORM W-9.


           CERTIFICATION OF AWAITING TAXPAYER IDENTIFICATION NUMBER

   I certify under penalties of perjury that a Taxpayer Identification Number has not been issued to me, and either (a) I have mailed or delivered an application to receive a Taxpayer Identification Number to the appropriate Internal Revenue Service Center or Social Security Administration Office or
 (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a Taxpayer Identification Number within 60 days, 31 percent of all reportable payments made to me thereafter will be withheld until I provide a number.

 -----------------------------------------------    -------------------------
                    SIGNATURE                                DATE